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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 14, 2001


                       ECHOSTAR COMMUNICATIONS CORPORATION
               (Exact name of registrant as specified in charter)


        NEVADA                        0-26176               88-0336997
(State or other jurisdiction        (Commission            (IRS Employer
 of incorporation)                  File Number)          Identification No.)


       5701 S. SANTA FE DRIVE
         LITTLETON, COLORADO                                      80120
 (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:           (303) 723-1000


ITEM 5. OTHER EVENTS

On June 13, 2001, the Board of Directors of EchoStar Communications Corporation ("EchoStar") unanimously approved the appointment of Mr. Peter Dea to its Board of Directors.

Mr. Dea is Chairman of the Board and Chief Executive Officer of Barrett Resources Corporation ("Barrett"). He has held various positions with Barrett since 1993. Mr. Dea was President of Nautilus Oil and Gas from 1991-1992.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ECHOSTAR COMMUNICATIONS CORPORATION



Dated: June 14, 2001                        By: /s/ Michael R. McDonnell
                                               --------------------------------
                                               Michael R. McDonnell,
                                               Senior Vice President and
                                               Chief Financial Officer